INCOME TAXES (Tables) - Lewis and Clark Pharmaceuticals, Inc. [Member]	12 Months Ended
Dec. 31, 2016
Schedule of deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities are as follows:

	2016	2015
Deferred tax assets:
Net operating loss carryover	$1,127,639	$805,744
Stock-based compensation	146,630	88,035
Total deferred tax assets	1,274,269	893,779
Less: valuation allowance	(1,274,269)	(893,779)
Net deferred tax assets	$—	$—

Schedule of effective income tax rate

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2016 and 2015 as follows:

	2016	2015
Statutory federal income tax rate	-34.0%	-34.0%
State income taxes	-4.0%	-4.0%
Valuation allowance	38.0%	38.0%
Effective income tax rate	—%	—%